Exhibit 99.2
EverBank Financial Corp and Subsidiaries
Quarterly Financial Tables
December 31, 2013

Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Average Balances and Interest Rates

Table 5	General and Administrative Expense

Table 6a	Investment Securities

Table 6b	Loans and Leases Held for Investment

Table 6c	Deposits

Table 7	Non-Performing Assets

Table 8	Credit Reserves

	Table 8a	Allowance for Loan and Lease Losses Activity
	Table 8b	Allowance for Loan and Lease Losses Ratio
	Table 8c	Reserves for Repurchase Obligations for Loans Sold or Securitized
	Table 8d	Reserves for Repurchase Obligations for Loans Serviced

Table 9	Business Segments Selected Financial Information

Table 10	Reconciliation of Non-GAAP Measures

	Table 10a	Adjusted Net Income
	Table 10b	Tangible Equity, Tangible Common Equity and Tangible Assets
	Table 10c	Regulatory Capital (bank level)

EverBank Financial Corp and Subsidiaries
Financial Highlights					Table 1
	As of and for the Three Months Ended			As of and for the Year Ended
(dollars in thousands, except per share amounts)	Dec 31, 2013	Sep 30, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
Operating Results:
Total revenue	$230,745	$282,425	$272,150	$1,078,316	$883,566
Net interest income	135,036	138,856	146,993	558,925	513,794
Provision for loan and lease losses	7,022	3,068	10,528	12,038	31,999
Noninterest income	95,709	143,569	125,157	519,391	369,772
Noninterest expense	197,186	225,696	216,997	848,238	735,570
Net income	18,451	33,150	28,846	136,740	74,042
Net earnings per common share, basic	0.13	0.25	0.23	1.04	0.61
Net earnings per common share, diluted	0.13	0.25	0.22	1.02	0.60
Performance Metrics:
Adjusted net income(1)	$32,216	$34,373	$43,508	$147,629	$143,409
Adjusted net earnings per common share, basic(2)	0.24	0.26	0.35	1.12	1.29
Adjusted net earnings per common share, diluted(2)	0.24	0.26	0.34	1.11	1.27
Yield on interest-earning assets	4.35%	4.32%	4.67%	4.39%	4.78%
Cost of interest-bearing liabilities	1.08%	1.18%	1.24%	1.19%	1.18%
Net interest spread	3.27%	3.14%	3.43%	3.20%	3.60%
Net interest margin	3.37%	3.24%	3.56%	3.34%	3.74%
Return on average assets	0.43%	0.72%	0.64%	0.75%	0.49%
Return on average equity(3)	4.35%	8.68%	8.57%	9.11%	6.36%
Adjusted return on average assets(4)	0.74%	0.75%	0.97%	0.81%	0.94%
Adjusted return on average equity(5)	8.12%	9.02%	13.17%	9.89%	12.43%
Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets(6)	0.65%	1.01%	1.08%	0.65%	1.08%
Net charge-offs to average loans held for investment	0.20%	0.30%	0.16%	0.21%	0.31%
ALLL as a percentage of loans and leases held for investment	0.48%	0.53%	0.66%	0.48%	0.66%
Capital Ratios:
Tier 1 leverage ratio (bank level)(7)	9.0%	8.8%	8.0%	9.0%	8.0%
Tier 1 risk-based capital ratio (bank level)(8)	13.8%	13.9%	12.8%	13.8%	12.8%
Total risk-based capital ratio (bank level)(9)	14.3%	14.5%	13.5%	14.3%	13.5%
Tangible common equity to tangible assets(10)	8.1%	8.0%	6.9%	8.1%	6.9%
Tangible equity to tangible assets(11)	8.9%	8.8%	7.7%	8.9%	7.7%
Deposit Metrics:
Deposit growth (trailing 12 months)	0.9%	15.3%	28.0%	0.9%	28.0%
Banking and Wealth Management Metrics:
Efficiency ratio(12)	39.4%	42.4%	48.9%	44.9%	51.7%
Mortgage Banking Metrics:
Unpaid principal balance of loans originated	$1,987,975	$2,691,406	$2,937,539	$10,819,993	$9,632,433
Unpaid principal balance of loans serviced for the Company and others	61,035,320	61,274,075	51,198,748	61,035,320	51,198,748
Tangible Common Equity Per Common Share(13)	$11.57	$11.42	$10.30	$11.57	$10.30
Market Price Per Share of Common Stock:
Closing	$18.34	$14.98	$14.91	$18.34	$14.91
High	18.75	16.80	16.22	18.75	16.22
Low	13.99	13.95	13.41	12.75	9.40
Period End Balance Sheet Data:
Cash and cash equivalents	$847,778	$1,087,935	$443,914	$847,778	$443,914
Investment securities	1,351,002	1,421,035	1,921,284	1,351,002	1,921,284
Loans held for sale	791,382	1,059,947	2,088,046	791,382	2,088,046
Loans and leases held for investment, net	13,189,034	12,495,976	12,422,987	13,189,034	12,422,987
Total assets	17,640,984	17,612,089	18,242,878	17,640,984	18,242,878
Deposits	13,261,340	13,627,676	13,142,388	13,261,340	13,142,388
Total liabilities	16,019,971	16,009,176	16,791,702	16,019,971	16,791,702
Total shareholders’ equity	1,621,013	1,602,913	1,451,176	1,621,013	1,451,176
See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries
Financial Highlights - Notes

(1)
Adjusted net income includes adjustments to our net income for certain significant items that we believe are not reflective of our ongoing business or operating performance. For a reconciliation of adjusted net income to net income, which is the most directly comparable GAAP measure, see Table 10a.

(2)
Both basic and diluted adjusted net earnings per common share are calculated using a numerator based on adjusted net income. Adjusted net earnings per common share, basic is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, basic. Adjusted net earnings per common share, diluted is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, diluted. For 2012, both basic and diluted adjusted net earnings per common share have been adjusted to exclude the impact of the $4.5 million special cash dividend paid in March 2012 to holders of the Series A 6% Cumulative Convertible Preferred Stock and the $1.1 million special cash dividend paid in June 2012 to holders of the Series B 4% Cumulative Convertible Preferred Stock. These special cash dividends were paid in connection with the conversion of all shares of both the Series A 6% Cumulative Convertible Preferred Stock and the Series B 4% Cumulative Convertible Preferred Stock into common stock.

(3)
Due to the issuance of non-participating perpetual preferred stock during the fourth quarter of 2012, we amended our calculation for return on average equity. Beginning with the fourth quarter of 2012, return on average equity is calculated as net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity (average shareholders' equity less average Series A 6.75% Non-Cumulative Perpetual Preferred Stock). Prior to the fourth quarter of 2012, return on average equity was calculated as net income divided by average shareholders' equity.

(4)
Adjusted return on average assets equals adjusted net income divided by average total assets. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of net income to adjusted net income, see Table 10a.

(5)
Due to the issuance of non-participating perpetual preferred stock during the fourth quarter of 2012, we amended our calculation for adjusted return on average equity. Beginning with the fourth quarter of 2012, adjusted return on average equity is calculated as adjusted net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity. Prior to the fourth quarter of 2012, adjusted return on average equity was calculated as adjusted net income divided by average shareholders' equity. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of net income to adjusted net income, see Table 10a.

(6)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. For more detailed information on NPA, see Table 7.

(7)
Calculated as Tier 1 capital divided by adjusted total assets. Total assets are adjusted for goodwill, deferred tax assets disallowed from Tier 1 capital and other regulatory adjustments. For more detailed information on regulatory capital, see Table 10c.

(8)
Calculated as Tier 1 capital divided by total risk-weighted assets. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For more detailed information on regulatory capital, see Table 10c.

(9)
Calculated as total risk-based capital divided by total risk-weighted assets. Risk-based capital includes Tier 1 capital, allowance for loan and lease losses, subject to limitations, and other regulatory adjustments. For more detailed information on regulatory capital, see Table 10c.

(10)
Calculated as tangible common shareholders' equity divided by tangible assets, after deducting goodwill, intangible assets and perpetual preferred stock from the numerator and goodwill and intangible assets from the denominator. Tangible common equity to tangible assets is a non-GAAP financial measure, and the most directly comparable GAAP financial measure for tangible common equity is shareholders' equity and the most directly comparable GAAP financial measure for tangible assets is total assets. For a reconciliation tangible common equity to shareholders' equity and a reconciliation of tangible assets to total assets, see Table 10b.

(11)
Calculated as tangible shareholders' equity divided by tangible assets, after deducting goodwill and intangible assets from both the numerator and the denominator. Tangible equity to tangible assets is a non-GAAP financial measure, and the most directly comparable GAAP financial measure for tangible equity is shareholders' equity and the most directly comparable GAAP financial measure for tangible assets is total assets. For a reconciliation tangible equity to shareholders' equity and a reconciliation of tangible assets to total assets, see Table 10b.

(12)
The efficiency ratio represents noninterest expense from our Banking and Wealth Management segment as a percentage of total revenues from our Banking and Wealth Management segment. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue. Because of the significant costs we incur and fees we generate from activities related to our mortgage production and servicing operations, we believe the efficiency ratio is a more meaningful metric when evaluated within our Banking and Wealth Management segment.

(13)
Calculated as tangible common shareholders' equity divided by shares of common stock. Tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets and perpetual preferred stock (see Table 10b). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding and for periods prior to the fourth quarter of 2012, additional common shares assuming conversion of all outstanding convertible preferred stock to common stock. Tangible common equity per common share is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Statements of Income					Table 2
	Three Months Ended			Year Ended
(dollars in thousands, except per share data)	Dec 31, 2013	Sep 30, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
Interest Income
Interest and fees on loans and leases	$162,343	$170,110	$173,619	$678,962	$574,443
Interest and dividends on investment securities	10,633	13,376	18,501	55,072	80,628
Other interest income	555	493	147	1,663	485
Total interest income	173,531	183,979	192,267	735,697	655,556
Interest Expense
Deposits	23,925	24,437	24,901	101,752	88,785
Other borrowings	14,570	20,686	20,373	75,020	52,977
Total interest expense	38,495	45,123	45,274	176,772	141,762
Net Interest Income	135,036	138,856	146,993	558,925	513,794
Provision for loan and lease losses	7,022	3,068	10,528	12,038	31,999
Net Interest Income after Provision for Loan and Lease Losses	128,014	135,788	136,465	546,887	481,795
Noninterest Income
Loan servicing fee income	48,691	50,713	44,884	188,759	175,264
Amortization of mortgage servicing rights	(25,342)	(30,438)	(37,660)	(126,803)	(137,433)
Recovery (impairment) of mortgage servicing rights	14,692	35,132	—	94,951	(63,508)
Net loan servicing income	38,041	55,407	7,224	156,907	(25,677)
Gain on sale of loans	32,867	51,397	85,681	242,412	289,532
Loan production revenue	5,920	10,514	16,841	35,986	44,658
Deposit fee income	3,917	4,952	4,712	19,084	21,450
Other lease income	5,293	6,506	8,570	24,681	33,158
Other	9,671	14,793	2,129	40,321	6,651
Total noninterest income	95,709	143,569	125,157	519,391	369,772
Noninterest Expense
Salaries, commissions and other employee benefits expense	101,656	111,144	103,490	441,736	331,756
Equipment expense	24,752	20,609	20,445	85,920	70,856
Occupancy expense	11,481	8,675	7,596	35,087	25,581
General and administrative expense	59,297	85,268	85,466	285,495	307,377
Total noninterest expense	197,186	225,696	216,997	848,238	735,570
Income before Income Taxes	26,537	53,661	44,625	218,040	115,997
Provision for Income Taxes	8,086	20,511	15,779	81,300	41,955
Net Income	$18,451	$33,150	$28,846	$136,740	$74,042
Net Income Allocated to Preferred Stock	$2,531	$2,532	$1,491	$10,125	$10,724
Net Income Allocated to Common Shareholders	$15,920	$30,618	$27,355	$126,615	$63,318
Net Earnings per Common Share, Basic	$0.13	$0.25	$0.23	$1.04	$0.61
Net Earnings per Common Share, Diluted	$0.13	$0.25	$0.22	$1.02	$0.60
Dividends Declared per Common Share	$0.03	$0.03	$0.02	$0.10	$0.04
Dividend payout ratio(1)	23.08%	12.00%	8.70%	9.62%	6.56%
Weighted Average Common Shares Outstanding
(units in thousands)
Basic	122,595	122,509	120,773	122,245	104,014
Diluted	124,420	124,124	122,807	123,949	105,951

(1)	Dividend payout ratio is calculated as dividends declared per common share divided by basic earnings per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Balance Sheets					Table 3
(dollars in thousands)	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
Assets
Cash and due from banks	$46,175	$109,471	$40,841	$44,938	$175,400
Interest-bearing deposits in banks	801,603	978,464	448,746	548,458	268,514
Total cash and cash equivalents	847,778	1,087,935	489,587	593,396	443,914
Investment securities:
Available for sale, at fair value	1,115,627	1,205,340	1,357,752	1,497,278	1,619,878
Held to maturity	107,312	109,245	115,319	124,242	143,234
Other investments	128,063	106,450	142,225	144,070	158,172
Total investment securities	1,351,002	1,421,035	1,615,296	1,765,590	1,921,284
Loans held for sale	791,382	1,059,947	2,000,390	2,416,599	2,088,046
Loans and leases held for investment:
Loans and leases held for investment, net of unearned income	13,252,724	12,562,967	12,867,388	12,255,294	12,505,089
Allowance for loan and lease losses	(63,690)	(66,991)	(73,469)	(77,067)	(82,102)
Total loans and leases held for investment, net	13,189,034	12,495,976	12,793,919	12,178,227	12,422,987
Equipment under operating leases, net	28,126	34,918	39,850	44,863	50,040
Mortgage servicing rights (MSR), net	506,680	501,494	462,718	375,641	375,859
Deferred income taxes, net	51,375	92,253	139,814	164,053	170,877
Premises and equipment, net	60,733	67,282	65,930	65,746	66,806
Other assets	814,874	851,249	755,368	702,373	703,065
Total Assets	$17,640,984	$17,612,089	$18,362,872	$18,306,488	$18,242,878
Liabilities
Deposits:
Noninterest-bearing	$1,076,631	$1,365,655	$1,205,326	$1,287,292	$1,445,783
Interest-bearing	12,184,709	12,262,021	12,464,540	12,387,074	11,696,605
Total deposits	13,261,340	13,627,676	13,669,866	13,674,366	13,142,388
Other borrowings	2,377,000	1,872,700	2,667,700	2,707,331	3,173,021
Trust preferred securities	103,750	103,750	103,750	103,750	103,750
Accounts payable and accrued liabilities	277,881	405,050	372,173	316,599	372,543
Total Liabilities	16,019,971	16,009,176	16,813,489	16,802,046	16,791,702
Shareholders’ Equity
Series A 6.75% Non-Cumulative Perpetual Preferred Stock	150,000	150,000	150,000	150,000	150,000
Common Stock	1,226	1,225	1,224	1,221	1,210
Additional paid-in capital	832,351	830,758	827,682	823,696	811,085
Retained earnings	690,051	677,809	650,866	609,849	575,665
Accumulated other comprehensive loss	(52,615)	(56,879)	(80,389)	(80,324)	(86,784)
Total Shareholders’ Equity	1,621,013	1,602,913	1,549,383	1,504,442	1,451,176
Total Liabilities and Shareholders’ Equity	$17,640,984	$17,612,089	$18,362,872	$18,306,488	$18,242,878

EverBank Financial Corp and Subsidiaries
Average Balances and Interest Rates									Table 4
	Three Months Ended December 31, 2013			Three Months Ended September 30, 2013				Three Months Ended December 31, 2012
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate		Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$677,816	$555	0.32%	$878,078	$493	0.22%	0.0022	$230,357	$147	0.25%
Investment securities	1,280,490	9,868	3.08%	1,484,410	12,451	3.35%	0.0335	1,837,016	17,324	3.77%
Other investments	100,991	765	3.01%	135,211	925	2.71%	0.0271	147,658	1,177	3.17%
Loans held for sale	1,095,039	10,499	3.84%	1,932,075	18,207	3.77%	0.0377	1,821,952	15,890	3.49%
Loans and leases held for investment:
Residential mortgages	6,708,177	66,441	3.96%	6,480,437	67,606	4.17%	0.0417	6,822,033	72,061	4.23%
Commercial and commercial real estate	4,727,770	65,653	5.50%	4,864,670	64,774	5.28%	0.0528	4,593,069	65,235	5.63%
Lease financing receivables	1,139,458	17,702	6.21%	1,041,040	17,552	6.74%	0.0674	762,408	18,126	9.51%
Home equity lines	153,693	1,758	4.54%	162,194	1,708	4.18%	0.0418	181,920	2,238	4.89%
Consumer and credit card	5,907	290	19.48%	6,241	263	16.72%	0.1672	8,182	69	3.35%
Total loans and leases held for investment	12,735,005	151,844	4.75%	12,554,582	151,903	4.82%	0.0482	12,367,612	157,729	5.08%
Total interest-earning assets	15,889,341	$173,531	4.35%	16,984,356	$183,979	4.32%	0.0432	16,404,595	$192,267	4.67%
Noninterest-earning assets	1,448,507			1,449,836				1,605,043
Total assets	$17,337,848			$18,434,192				$18,009,638
Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$3,007,788	$4,648	0.61%	$3,055,881	$5,025	0.65%		$2,520,635	$5,044	0.80%
Market-based money market accounts	415,044	638	0.61%	416,145	672	0.64%		432,833	818	0.75%
Savings and money market accounts, excluding market-based	5,146,538	8,196	0.63%	5,214,061	8,362	0.64%		4,429,009	8,773	0.79%
Market-based time	617,852	1,160	0.74%	621,675	1,244	0.79%		767,305	1,552	0.80%
Time, excluding market-based	2,982,419	9,283	1.23%	3,082,451	9,134	1.18%		3,175,840	8,714	1.09%
Total deposits	12,169,641	23,925	0.78%	12,390,213	24,437	0.78%		11,325,622	24,901	0.87%
Borrowings:
Trust preferred securities	103,750	1,648	6.30%	103,750	1,649	6.31%		103,750	1,483	5.69%
FHLB advances	1,751,401	12,922	2.89%	2,511,830	19,037	2.97%		2,670,742	17,198	2.56%
Repurchase agreements	—	—	0.00%	—	—	0.00%		404,923	1,698	1.67%
Other	6,000	—	0.00%	13	—	0.00%		—	(6)	0.00%
Total interest-bearing liabilities	14,030,792	38,495	1.08%	15,005,806	45,123	1.18%		14,505,037	45,274	1.24%
Noninterest-bearing demand deposits	1,366,135			1,515,123				1,642,843
Other noninterest-bearing liabilities	327,873			351,762				510,668
Total liabilities	15,724,800			16,872,691				16,658,548
Total shareholders’ equity	1,613,048			1,561,501				1,351,090
Total liabilities and shareholders’ equity	$17,337,848			$18,434,192				$18,009,638
Net interest income/spread		$135,036	3.27%		$138,856	3.14%			$146,993	3.43%
Net interest margin			3.37%			3.24%				3.56%

Memo: Total deposits including noninterest-bearing	$13,535,776	$23,925	0.70%	$13,905,336	$24,437	0.70%		$12,968,465	$24,901	0.76%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.

(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.

(3)	All interest income was fully taxable for all periods presented.

EverBank Financial Corp and Subsidiaries
General and Administrative Expense							Table 5
	Three Months Ended					Year Ended
(dollars in thousands)	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
Legal and professional fees, excluding consent order expense	$9,238	$7,158	$7,363	$7,023	$12,157	$30,782	$45,655
Credit-related expenses:
Foreclosure and OREO expense	9,186	8,224	9,614	7,027	8,818	34,051	54,385
Other credit-related expenses	7,982	3,632	1,850	2,328	6,449	15,792	29,490
FDIC premium assessment and other agency fees	6,089	6,708	8,358	13,702	10,490	34,857	39,183
Advertising and marketing expense	5,984	6,516	6,320	10,381	11,123	29,201	36,016
Loan origination expense, net of deferred cost	345	1,106	1,033	1,807	1,495	4,291	9,274
Portfolio expense	2,389	3,875	3,183	3,275	3,877	12,722	14,744
Consent order expense	7,641	32,475	19,292	12,931	13,987	72,339	24,657
Other	10,443	15,574	9,816	15,627	17,070	51,460	53,973
Total general and administrative expense	$59,297	$85,268	$66,829	$74,101	$85,466	$285,495	$307,377

EverBank Financial Corp and Subsidiaries

Investment Securities					Table 6a
(dollars in thousands)	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
Available for sale (at fair value):
Residential collateralized mortgage obligation (CMO) securities - nonagency	$1,109,271	$1,200,685	$1,351,318	$1,489,677	$1,611,775
Other	6,356	4,655	6,434	7,601	8,103
Total investment securities available for sale	1,115,627	1,205,340	1,357,752	1,497,278	1,619,878
Held to maturity (at amortized cost):
Residential CMO securities - agency	41,347	44,707	61,526	80,203	106,346
Residential mortgage-backed securities (MBS) - agency	65,965	59,551	48,806	39,052	31,901
Other	—	4,987	4,987	4,987	4,987
Total investment securities held to maturity	107,312	109,245	115,319	124,242	143,234
Other investments	128,063	106,450	142,225	144,070	158,172
Total investment securities	$1,351,002	$1,421,035	$1,615,296	$1,765,590	$1,921,284

Loans and Leases Held for Investment					Table 6b
(dollars in thousands)	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
Residential mortgages	$7,044,743	$6,698,614	$6,586,116	$6,279,655	$6,708,748
Commercial and commercial real estate	4,812,970	4,608,487	5,090,332	4,883,330	4,771,768
Lease financing receivables	1,237,941	1,092,866	1,014,996	911,371	836,935
Home equity lines	151,916	156,977	169,296	173,704	179,600
Consumer and credit card	5,154	6,023	6,648	7,234	8,038
Loans and leases held for investment, net of unearned income	13,252,724	12,562,967	12,867,388	12,255,294	12,505,089
Allowance for loan and lease losses	(63,690)	(66,991)	(73,469)	(77,067)	(82,102)
Total loans and leases held for investment, net	$13,189,034	$12,495,976	$12,793,919	$12,178,227	$12,422,987
The balances presented above include:
Net purchased loan and lease discounts	$102,416	$120,321	$130,880	$146,666	$164,132
Net deferred loan and lease origination costs	$54,107	$45,315	$37,232	$25,889	$25,275

Deposits					Table 6c
(dollars in thousands)	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
Noninterest-bearing demand	$1,076,631	$1,365,655	$1,205,326	$1,287,292	$1,445,783
Interest-bearing demand	3,006,401	2,998,836	3,081,670	2,932,643	2,681,769
Market-based money market accounts	413,137	413,427	413,722	428,183	439,399
Savings and money market accounts, excluding market-based	5,110,992	5,186,243	5,153,072	4,901,926	4,451,843
Market-based time	597,858	627,889	637,145	708,137	736,612
Time, excluding market-based	3,056,321	3,035,626	3,178,931	3,416,185	3,386,982
Total deposits	$13,261,340	$13,627,676	$13,669,866	$13,674,366	$13,142,388

EverBank Financial Corp and Subsidiaries
Non-Performing Assets(1)					Table 7
(dollars in thousands)	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
Non-accrual loans and leases:
Residential mortgages	$59,526	$60,066	$64,230	$69,876	$73,752
Commercial and commercial real estate	18,569	76,662	60,636	63,924	76,289
Lease financing receivables	4,527	4,171	2,601	2,791	2,010
Home equity lines	3,270	4,164	4,368	4,513	4,246
Consumer and credit card	18	15	243	364	332
Total non-accrual loans and leases	85,910	145,078	132,078	141,468	156,629
Accruing loans 90 days or more past due	—	—	—	—	—
Total non-performing loans (NPL)	85,910	145,078	132,078	141,468	156,629
Other real estate owned (OREO)	29,034	32,108	36,528	39,576	40,492
Total non-performing assets (NPA)	114,944	177,186	168,606	181,044	197,121
Troubled debt restructurings (TDR) less than 90 days past due	76,913	79,664	82,236	88,888	90,094
Total NPA and TDR(1)	$191,857	$256,850	$250,842	$269,932	$287,215

Total NPA and TDR	$191,857	$256,850	$250,842	$269,932	$287,215
Government-insured 90 days or more past due still accruing	1,039,541	1,147,795	1,405,848	1,547,995	1,729,877
Loans accounted for under ASC 310-30:
90 days or more past due	10,083	45,104	54,054	67,630	79,984
OREO	—	21,240	21,194	22,955	16,528
Total regulatory NPA and TDR	$1,241,481	$1,470,989	$1,731,938	$1,908,512	$2,113,604
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30:(1)
NPL to total loans	0.61%	1.07%	0.89%	0.97%	1.08%
NPA to total assets	0.65%	1.01%	0.92%	0.99%	1.08%
NPA and TDR to total assets	1.09%	1.46%	1.37%	1.47%	1.57%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:
NPL to total loans	8.12%	9.87%	10.76%	12.04%	13.55%
NPA to total assets	6.60%	7.90%	8.98%	9.94%	11.09%
NPA and TDR to total assets	7.04%	8.35%	9.43%	10.43%	11.59%

(1)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.

EverBank Financial Corp and Subsidiaries

Allowance for Loan and Lease Losses Activity					Table 8a
	Three Months Ended
(dollars in thousands)	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
ALLL, beginning of period	$66,991	$73,469	$77,067	$82,102	$76,469
Charge-offs:
Residential mortgages	4,197	3,038	3,271	5,069	4,525
Commercial and commercial real estate	2,608	6,081	2,781	1,447	1,957
Lease financing receivables	1,209	746	988	708	768
Home equity lines	270	430	627	489	488
Consumer and credit card	4	28	17	20	51
Total charge-offs	8,288	10,323	7,684	7,733	7,789
Recoveries:
Residential mortgages	1,398	70	117	111	293
Commercial and commercial real estate	306	488	3,549	443	2,454
Lease financing receivables	197	75	253	79	51
Home equity lines	134	130	120	129	80
Consumer and credit card	27	14	18	17	16
Total recoveries	2,062	777	4,057	779	2,894
Net charge-offs	6,226	9,546	3,627	6,954	4,895
Provision for loan and lease losses	7,022	3,068	29	1,919	10,528
Other	(4,097)	—	—	—	—
ALLL, end of period	$63,690	$66,991	$73,469	$77,067	$82,102
Net charge-offs to average loans and leases held for investment	0.20%	0.30%	0.12%	0.23%	0.16%

Allowance for Loan and Lease Losses Ratio					Table 8b
(dollars in thousands)	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
ALLL	$63,690	$66,991	$73,469	$77,067	$82,102
Loans and leases held for investment, net of unearned income	13,252,724	12,562,967	12,867,388	12,255,294	12,505,089
ALLL as a percentage of loans and leases held for investment	0.48%	0.53%	0.57%	0.63%	0.66%

Reserves for Repurchase Obligations for Loans Sold or Securitized					Table 8c
	Three Months Ended
(dollars in thousands)	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
Loan origination repurchase reserves, beginning of period	$19,086	$21,960	$24,866	$27,000	$31,000
Provision for new sales/securitizations	635	1,012	846	1,266	79
Provision for changes in estimate of existing reserves	1,563	(1,718)	(1,060)	(336)	3,203
Net realized losses on repurchases	(1,059)	(2,168)	(2,692)	(3,064)	(7,282)
Loan origination repurchase reserves, end of period	$20,225	$19,086	$21,960	$24,866	$27,000
Quarters of coverage at trailing 4 quarter realized loss rate	9	5	5	6	6

Reserves for Repurchase Obligations for Loans Serviced					Table 8d
	Three Months Ended
(dollars in thousands)	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
Loan servicing repurchase reserves, beginning of period	$22,733	$23,518	$23,599	$26,026	$27,309
Provision for change in estimate of existing reserves	3,580	4,531	1,690	(401)	1,526
Net realized losses on repurchases	(2,645)	(5,316)	(1,771)	(2,026)	(2,809)
Loan servicing repurchase reserves, end of period	$23,668	$22,733	$23,518	$23,599	$26,026
Quarters of coverage at trailing 4 quarter realized loss rate	8	8	9	7	7

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information					Table 9
(dollars in thousands)	Banking and Wealth Management	Mortgage Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended December 31, 2013
Net interest income	$127,799	$8,815	$(1,578)	$—	$135,036
Provision for loan and lease losses	4,943	2,079	—	—	7,022
Net interest income after provision for loan and lease losses	122,856	6,736	(1,578)	—	128,014
Noninterest income	18,538	77,030	141	—	95,709
Noninterest expense:
Foreclosure and OREO expense	3,399	5,787	—	—	9,186
Other credit-related expenses	1,173	6,809	—	—	7,982
All other noninterest expense	53,122	102,685	24,211	—	180,018
Income (loss) before income tax	83,700	(31,515)	(25,648)	—	26,537
Adjustment items (pre-tax):
Decrease in Bank of Florida non-accretable discount	(111)	—	—	—	(111)
MSR impairment (recovery)	—	(14,692)	—	—	(14,692)
OTTI credit losses on investment securities (Volcker Rule)	3,298	—	—	—	3,298
Restructuring cost	6,432	19,700	(178)	—	25,954
Transaction and non-recurring regulatory related expense	—	7,669	84	—	7,753
Adjusted income (loss) before income tax	93,319	(18,838)	(25,742)	—	48,739
Total assets as of December 31, 2013	15,904,935	1,748,458	236,313	(248,722)	17,640,984

Three Months Ended September 30, 2013
Net interest income	$125,545	$14,889	$(1,578)	$—	$138,856
Provision for loan and lease losses	1,216	1,852	—	—	3,068
Net interest income after provision for loan and lease losses	124,329	13,037	(1,578)	—	135,788
Noninterest income	32,937	110,479	153	—	143,569
Noninterest expense:
Foreclosure and OREO expense	6,354	1,870	—	—	8,224
Other credit-related expenses	533	3,099	—	—	3,632
All other noninterest expense	60,341	132,312	21,187	—	213,840
Income (loss) before income tax	90,038	(13,765)	(22,612)	—	53,661
Adjustment items (pre-tax):
Decrease in Bank of Florida non-accretable discount	(708)	—	—	—	(708)
MSR impairment (recovery)	—	(35,132)	—	—	(35,132)
Restructuring cost	1,901	2,527	799	—	5,227
Transaction and non-recurring regulatory related expense	—	32,437	148	—	32,585
Adjusted income (loss) before income tax	91,231	(13,933)	(21,665)	—	55,633
Total assets as of September 30, 2013	15,502,004	2,106,162	213,745	(209,822)	17,612,089

Three Months Ended December 31, 2012
Net interest income	$135,686	$12,531	$(1,224)	$—	$146,993
Provision for loan and lease losses	8,866	1,662	—	—	10,528
Net interest income after provision for loan and lease losses	126,820	10,869	(1,224)	—	136,465
Noninterest income	34,057	91,012	88	—	125,157
Noninterest expense:
Foreclosure and OREO expense	7,246	1,572	—	—	8,818
Other credit-related expenses	1,387	5,062	—	—	6,449
All other noninterest expense	74,435	87,180	40,115	—	201,730
Income (loss) before income tax	77,809	8,067	(41,251)	—	44,625
Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	784	—	—	—	784
Adoption of TDR guidance and policy change	5,982	—	—	—	5,982
Transaction and non-recurring regulatory related expense	—	12,276	4,606	—	16,882
Adjusted income (loss) before income tax	84,575	20,343	(36,645)	—	68,273
Total assets as of December 31, 2012	16,119,927	2,127,100	166,234	(170,383)	18,242,878

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures

	Adjusted Net Income							Table 10a
		Three Months Ended					Year Ended
	(dollars in thousands, except per share data)	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
	Net income	$18,451	$33,150	$45,993	$39,146	$28,846	$136,740	$74,042
	Transaction expense, net of tax	—	—	—	—	903	—	5,355
	Non-recurring regulatory related expense, net of tax	4,807	20,203	12,042	11,425	9,564	48,477	17,733
	Increase (decrease) in Bank of Florida non-accretable discount, net of tax	(68)	(439)	(538)	950	486	(95)	3,195
	Adoption of TDR guidance and policy change, net of tax	—	—	—	—	3,709	—	3,709
	MSR impairment (recovery), net of tax	(9,109)	(21,783)	(20,194)	(7,784)	—	(58,870)	39,375
	Restructuring cost, net of tax	16,090	3,242	—	—	—	19,332	—
	OTTI credit losses on investment securities (Volcker Rule), net of tax	2,045	—	—	—	—	2,045	—
	Adjusted net income	$32,216	$34,373	$37,303	$43,737	$43,508	$147,629	$143,409
	Adjusted net income allocated to preferred stock	2,531	2,532	2,531	2,531	1,491	10,125	9,283
	Adjusted net income allocated to common shareholders	$29,685	$31,841	$34,772	$41,206	$42,017	$137,504	$134,126
	Adjusted net earnings per common share, basic	$0.24	$0.26	$0.28	$0.34	$0.35	$1.12	$1.29
	Adjusted net earnings per common share, diluted	$0.24	$0.26	$0.28	$0.33	$0.34	$1.11	$1.27
	Weighted average common shares outstanding:
	(units in thousands)
	Basic	122,595	122,509	122,281	121,583	120,773	122,245	104,014
	Diluted	124,420	124,124	124,034	123,439	122,807	123,949	105,951

Tangible Equity, Tangible Common Equity and Tangible Assets						Table 10b
	(dollars in thousands)	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
	Shareholders’ equity	$1,621,013	$1,602,913	$1,549,383	$1,504,442	$1,451,176
	Less:
	Goodwill	46,859	46,859	46,859	46,859	46,859
	Intangible assets	5,813	6,340	6,867	7,394	7,921
	Tangible equity	1,568,341	1,549,714	1,495,657	1,450,189	1,396,396
	Less:
	Perpetual preferred stock	150,000	150,000	150,000	150,000	150,000
	Tangible common equity	$1,418,341	$1,399,714	$1,345,657	$1,300,189	$1,246,396
	Total assets	$17,640,984	$17,612,089	$18,362,872	$18,306,488	$18,242,878
	Less:
	Goodwill	46,859	46,859	46,859	46,859	46,859
	Intangible assets	5,813	6,340	6,867	7,394	7,921
	Tangible assets	$17,588,312	$17,558,890	$18,309,146	$18,252,235	$18,188,098

Regulatory Capital (bank level)						Table 10c
	(dollars in thousands)	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
	Shareholders’ equity	$1,662,164	$1,648,152	$1,598,419	$1,560,001	$1,518,934
Less:	Goodwill and other intangibles	(51,072)	(51,436)	(51,807)	(52,089)	(54,780)
	Disallowed servicing asset	(20,469)	(39,658)	(36,182)	(31,585)	(32,378)
	Disallowed deferred tax asset	(63,749)	(64,462)	(65,406)	(66,351)	(67,296)
Add:	Accumulated losses on securities and cash flow hedges	50,608	54,392	78,181	77,073	83,477
	Tier 1 capital	1,577,482	1,546,988	1,523,205	1,487,049	1,447,957
Add:	Allowance for loan and lease losses	63,690	66,991	73,469	77,067	82,102
	Total regulatory capital	$1,641,172	$1,613,979	$1,596,674	$1,564,116	$1,530,059
	Adjusted total assets	$17,554,236	$17,510,528	$18,287,359	$18,234,886	$18,141,856
	Risk-weighted assets	11,467,411	11,120,048	11,656,698	11,406,725	11,339,415